Derivatives Gains or losses from valuation of financial instruments under hedge accounting (Details) - KRW (₩) ₩ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Disclosure of information about amounts that affected statement of comprehensive income as result of hedge accounting [Abstract]
Gains or losses from hedged items	₩ 110,152	₩ 98,827	₩ (31,297)
Gains or losses from hedging instruments	₩ (109,447)	₩ (98,851)	₩ 38,021
Description of periods when cash flows expected to occur	Among gain (loss) on valuation of derivatives that was included in the accumulated other comprehensive income, the amount has been reclassified to loss is 56,676 million Won, before reduction of income tax effect during the year ended December 31, 2017.
Reclassification adjustments on cash flow hedges before tax	₩ 56,676